EXHIBIT 19.1
                                                                    ------------

FRANKLIN AUTO TRUST 2003-2
MONTHLY SERVICING REPORT

COLLECTION PERIOD:                             JANUARY 2004
DISTRIBUTION DATE:                             FEBRUARY 15, 2004
NUMBER OF DAYS IN DISTRIBUTION PERIOD:         30

SECTION I.  ORIGINAL DEAL PARAMETERS

  A.  ORIGINAL PORTFOLIO                                                             PRINCIPLE WEIGHTED AVERAGE
                                       NUMBER OF         PRINCIPAL       COUPON    ORIGINAL TERM   REMAINING TERM     SEASONING
                                       CONTRACTS          BALANCE         (WAC)       (MONTHS)        (MONTHS)        (MONTHS)
                                    -----------------------------------------------------------------------------------------------
      i.     Prime Loans                 6,050        114,302,198.29     6.71%          67.60           65.84           1.76
      ii.    Non-Prime Loans             3,576         63,406,985.80    11.63%          67.19           65.42           1.77
      iii.   Sub-Prime Loans               176          2,315,816.03    18.41%          61.00           59.07           1.93
      iv.    Pre-funding account                       45,000,000.00
      v.     Total Loans                 9,802        225,025,000.12     8.60%          67.37           65.61           1.76

  B.  BONDS ISSUED
                                    ORIGINAL PRINCIPAL                    LEGAL FINAL
                                         BALANCE           COUPON          MATURITY                 CUSIP
                                    -------------------------------------------------------------------------------
      i.     Class A-1 Notes          25,000,000.00        1.14%        November 15, 2004           35242RAY0
      ii.    Class A-2 Notes          79,000,000.00        1.61%          January 15,2007           35242RAZ7
      iii.   Class A-3 Notes          41,000,000.00        2.31%         January 15, 2008           35242RBA1
      iv.    Class A-4 Notes          80,000,000.00        3.13%        November 15, 2011           35242RBB9

  C.  SPREAD ACCOUNT

      i.     Initial Cash Deposit                             0.00
      ii.    Spread Account Floor Amount              2,250,250.00
      iii.   Specified Spread Account Amount                   5.25% of Outstanding Pool Balance
      iv.    Maximum Spread Account Amount                       10% of Outstanding Pool Balance
      v.     Initial Payment Provider Commitment      7,313,312.50

SECTION II.  DEAL STATUS AS OF PREVIOUS DISTRIBUTION DATE

  A.  PORTFOLIO                                                                  PRINCIPLE WEIGHTED AVERAGE
                                      NUMBER OF       PRINCIPAL      COUPON    ORIGINAL TERM  REMAINING TERM     SEASONING
                                      CONTRACTS        BALANCE        (WAC)       (MONTHS)       (MONTHS)        (MONTHS)
                                    ------------------------------------------------------------------------------------------

      i.     Prime Loans                  7,536    140,832,488.81    6.71%        67.41            65.12             2.29
      ii.    Non-Prime Loans              4,284     75,735,455.18   11.59%        67.32            65.04             2.28
      iii.   Sub-Prime Loans                212      2,775,389.85   18.40%        60.91            58.44             2.47
      iv.    Pre-Funding Account                             0.00
      v.     Total Loans                 12,032    219,343,333.84    8.54%        67.29            65.01             2.28

  B.  BONDS OUTSTANDING
                                                                            UNPAID INTEREST
                                                          PRINCIPAL BALANCE    SHORTFALL
                                                                                AMOUNT
                                                          -----------------------------------
      i.     Class A-1 Notes                               19,318,333.84          0.00
      ii.    Class A-2 Notes                               79,000,000.00          0.00
      iii.   Class A-3 Notes                               41,000,000,00          0.00
      iv.    Class A-4 Notes                               80,000,000.00          0.00

  C.  SPREAD ACCOUNT

      i.     Spread Account Cash Balance                      630,823.18
      ii.    Payment Provider Commitment                    7,313,312.50

  D.  SHORTFALL AMOUNTS

      i.     Base Servicing Fee Shortfall                           0.00
      ii.    Surety Fee Shortfall                                   0.00
      iii.   Unreimbursed Surety Draws                              0.00
      iv.    Unreimbursed Insurer Optional Deposit                  0.00
      v.     Additional Servicing Fee Shortfall                     0.00

SECTION II.  DEAL STATUS AS OF PREVIOUS DISTRIBUTION DATE

  E.  DELINQUENCIES IN PERIOD

                                      30-59 DAYS      60-89 DAYS     90-119 DAYS     120+ DAYS       REPO IN       CHARGE OFFS IN
                                                                                                    INVENTORY          PERIOD
                                   ------------------------------------------------------------------------------------------------
  PRINCIPAL BALANCE
      i.     Prime Loans                 37,945.94            0.00           0.00          0.00             0.00             0.00
      ii.    Non-Prime Loans            223,055.69            0.00           0.00          0.00             0.00             0.00
      iii.   Sub-Prime Loans             18,263.68            0.00           0.00          0.00             0.00             0.00
      iv.    Total Loans                279,265.31            0.00           0.00          0.00             0.00             0.00

                                      30-59 DAYS      60-89 DAYS     90-119 DAYS     120+ DAYS       REPO IN       CHARGE OFFS IN
                                                                                                    INVENTORY          PERIOD
                                   ------------------------------------------------------------------------------------------------
  NUMBER OF CONTRACTS
      i.     Prime Loans                     3               0              0             0                0                0
      ii.    Non-Prime Loans                14               0              0             0                0                0
      iii.   Sub-Prime Loans                 1               0              0             0                0                0
      iv.    Total Loans                    18               0              0             0                0                0

  PRINCIPAL BALANCE AS A % OF         30-59 DAYS      60-89 DAYS     90-119 DAYS     120+ DAYS       REPO IN       CHARGE OFFS IN
                                                                                                    INVENTORY          PERIOD
                                   ------------------------------------------------------------------------------------------------
     PREVIOUS BALANCE
      i.     Prime Loans                   0.03%           0.00%          0.00%         0.00%            0.00%            0.00%
      ii.    Non-Prime Loans               0.29%           0.00%          0.00%         0.00%            0.00%            0.00%
      iii.   Sub-Prime Loans               0.66%           0.00%          0.00%         0.00%            0.00%            0.00%
      iv.    Total Loans                   0.13%           0.00%          0.00%         0.00%            0.00%            0.00%

  NUMBER OF CONTRACTS AS A % OF       30-59 DAYS      60-89 DAYS     90-119 DAYS     120+ DAYS       REPO IN       CHARGE OFFS IN
                                                                                                    INVENTORY          PERIOD
                                   ------------------------------------------------------------------------------------------------
     PREVIOUS NUMBER
      i.     Prime Loans                   0.04%           0.00%          0.00%         0.00%            0.00%            0.00%
      ii.    Non-Prime Loans               0.33%           0.00%          0.00%         0.00%            0.00%            0.00%
      iii.   Sub-Prime Loans               0.47%           0.00%          0.00%         0.00%            0.00%            0.00%
      iv.    Total Loans                   0.15%           0.00%          0.00%         0.00%            0.00%            0.00%

SECTION III.  COLLECTION PERIOD ACTIVITY AND CURRENT STATUS
  A.  PORTFOLIO                                                                   PRINCIPAL WEIGHTED AVERAGE
                                     NUMBER OF      PRINCIPAL       COUPON      ORIGINAL TERM    REMAINING TERM     SEASONING
                                     CONTRACTS       BALANCE        (WAC)          (MONTHS)         (MONTHS)        (MONTHS)
                                    ---------------------------------------------------------------------------------------------
      i.     Prime Loans                7,370    136,592,631.42     6.71%            67.45            64.15             3.30
      ii.    Non-Prime Loans            4,229     73,928,450.33    11.59%            67.36            64.09             3.27
      iii.   Sub-Prime Loans              206      2,671,419.96    18.39%            60.87            57.50             3.37
      iv.    Pre-funding Account                           0.00
      v.    Total Loans                11,805    213,192,501.71     8.55%            67.33            64.04             3.29

  B.  DELINQUENCIES IN PERIOD
                                    30-59 DAYS     60-89 DAYS    90-119 DAYS      120+ DAYS          REPO IN     CHARGE OFFS IN
                                                                                                    INVENTORY    PERIOD
                                  ------------------------------------------------------------------------------------------------
  PRINCIPAL BALANCE
      i.     Prime Loans             240,650.49           0.00         0.00               0.00            0.00             0.00
      ii.    Non-Prime Loans         388,267.47     102,909.06         0.00               0.00      186,458.32             0.00
      iii.   Sub-Prime Loans          62,431.94      18,263.68         0.00               0.00        9,336.16             0.00
      iv.    Total Loans             691,349.90     121,172.74         0.00               0.00      195,794.48             0.00

                                    30-59 DAYS     60-89 DAYS    90-119 DAYS      120+ DAYS          REPO IN      CHARGE OFFS IN
                                                                                                    INVENTORY         PERIOD
                                  ------------------------------------------------------------------------------------------------
  NUMBER OF CONTRACTS
      i.     Prime Loans                 12               0            0                  0               0                0
      ii.    Non-Prime Loans             25               6            0                  0              10                0
      iii.   Sub-Prime Loans              5               1            0                  0               1                0
      iv.    Total Loans                 42               7            0                  0              11                0

  PRINCIPAL BALANCE AS A % OF       30-59 DAYS     60-89 DAYS    90-119 DAYS      120+ DAYS          REPO IN      CHARGE OFFS IN
                                                                                                    INVENTORY         PERIOD
                                  ------------------------------------------------------------------------------------------------
     CURRENT BALANCE
      i.     Prime Loans                0.18%           0.00%        0.00%              0.00%           0.00%            0.00%
      ii.    Non-Prime Loans            0.53%           0.14%        0.00%              0.00%           0.25%            0.00%
      iii.   Sub-Prime Loans            2.34%           0.68%        0.00%              0.00%           0.35%            0.00%
      iv.    Total Loans                0.32%           0.06%        0.00%              0.00%           0.09%            0.00%

  NUMBER OF CONTRACTS AS A % OF     30-59 DAYS     60-89 DAYS    90-119 DAYS      120+ DAYS          REPO IN      CHARGE OFFS IN
                                                                                                    INVENTORY         PERIOD
                                  ------------------------------------------------------------------------------------------------
     CURRENT NUMBER
      i.     Prime Loans                0.16%           0.00%        0.00%              0.00%           0.00%            0.00%
      ii.    Non-Prime Loans            0.59%           0.14%        0.00%              0.00%           0.24%            0.00%
      iii.   Sub-Prime Loans            2.43%           0.49%        0.00%              0.00%           0.49%            0.00%


      iv.    Total Loans                0.36%           0.06%        0.00%              0.00%           0.09%            0.00%

SECTION III.  COLLECTION PERIOD ACTIVITY AND CURRENT STATUS
  C.  COLLECTIONS
      i.     Simple Interest Contracts
             a.  Interest Collections                               1,688,118.39
             b.  Principal Collections                              6,150,832.13
      ii.    Net Liquidation Proceeds                                       0.00
      iii.   Post Disposition Recoveries                                    0.00
      iv.    Repurchase Amounts
             a.  Interest                                                   0.00
             b.  Principal                                                  0.00

  D. PRE-FUNDING ACCOUNT
     i.      Beginning Balance                                              0.00
     ii.     Withdrawal from Pre-funding Account During                     0.00
             Current Collection Period
     iii.    Ending Balance                                                 0.00

  E.  TOTAL AVAILABLE
      i.     Total Interest Collections                             1,688,118.39
      ii.    Total Principal Collections                            6,150,832.13
      iii.   Collected Funds                                        7,838,950.52
      iv.    Reinvestment Income Collected in Spread Account              197.85
      v.     Reinvestment Income Collected in Pre-funding Account      10,008.10
      vi.    Monthly Capitalized Interest Amount                            0.00
      vii.   Reinvestment Income Collected in Spread Account               81.78

  F.  MONTH END POOL BALANCE
      i.     Beginning Pool Balance                               219,343,333.84
      ii.    Principal Collections                                  6,150,832.13
      iii.   Realized and Cram-Down Losses                                  0.00
      iv.    Month End Pool Balance                               213,192,501.71

SECTION IV.  DISTRIBUTION CALCULATIONS
  A.  SERVICING FEE
      i.     Servicing Fee Rate
             a.  Prime Receivable @ 1.00%                             117,360.41
             b.  Non-prime Receivables @ 1.50%                         94,669.32
             c.  Sub-prime Receivables @ 2.00%                          4,625.65
             d.  Total Servicing Fee                                  216,655.38
             e.  Total Receivables @ 1.25%                            228,482.64
      ii.    Base Servicing Fee (less of id. and ie.)                 216,655.38
      iii.   Previous Servicing Fee Shortfall                               0.00
      iv.    Additional Servicing Fee                                       0.00
      v.     Previous Additional Servicing Fee Shortfall                    0.00
      vi.    Total Additional Servicing Fee                                 0.00
      vii.   Supplemental Servicing Fee                                30,367.42
      viii.  Total Supplemental Servicing Fee                          30,367.42

  B.  SURETY FEE
      i.     Surety Fee Rate                                              0.180%
      ii.    Base Surety Fee Due                                       32,897.75
      iii.   Previous Surety Fee Shortfall                                  0.00
      iv.    Total Surety Fee Due                                      32,897.75

  C.  BOND INTEREST
                                                                                             ACCRUED
                                    BOND       NUMBER                       PREVIOUS       INTEREST ON
                                  INTEREST     OF DAYS       CURRENT        INTEREST         INTEREST        TOTAL BOND
                                    RATE      IN PERIOD      INTEREST       SHORTFALL       SHORTFALL       INTEREST DUE
                                 ------------------------------------------------------------------------------------------
      i.     Class A-1 Notes        1.14%         32        19,575.91         0.00             0.00           19,575.91
      ii.    Class A-2 Notes        1.61%         30       105,991.67         0.00             0.00          105,991.67
      iii.   Class A-3 Notes        2.31%         30        78,925.00         0.00             0.00           78,925.00
      iv.    Class A-4 Notes        3.13%         30       208,666.67         0.00             0.00          208,666.67
      v.     Total                  2.26%                  413,159.24         0.00             0.00          413,159.24


SECTION IV. DISTRIBUTION CALCULATIONS
  D.  BOND PRINCIPAL
      i.     Beginning Note Balance                               219,318,333.84
      ii.    Current Pool Balance                                 213,167,501.71
      iii.   Principal Distributable Amount                         6,150,832.13
  E.  TOTAL REQUIRED DISTRIBUTIONS                                  6,813,544.50
  F.  TOTAL AVAILABLE FUNDS                                         7,848,958.62
  G.  REQUIRED DISTRIBUTION SHORTFALL                                       0.00
  H.  CASH AVAILABLE IN SPREAD ACCOUNT                                630,904.96
  I.  RESERVE ACCOUNT DRAW                                                  0.00
  J.  PAYMENT PROVIDER COMMITMENT                                   7,313,312.50
  K.  PAYMENT PROVIDER REQUIRED PAYMENT AMOUNT                              0.00
  L.  SURETY DRAW                                                           0.00
  M.  INSURER OPTIONAL DEPOSIT                                              0.00
  N.  TOTAL CASH AVAILABLE FOR DISTRIBUTIONS                        7,848,958.62

SECTION V.  WATERFALL FOR DISTRIBUTIONS
  A.  TOTAL AVAILABLE FUNDS                                         7,848,958.62

                                                                                                            REMAINING AMOUNT
                                                        AMOUNT DUE      AMOUNT PAID        SHORTFALL         AVAILABLE FOR
                                                                                                              DISTRIBUTION
                                                      --------------------------------------------------------------------------
  B.  SERVICING FEE                                      216,655.38       216,655.38            0.00          7,632,303.24
  C.  SURETY FEE                                          32,897.75        32,897.75            0.00          7,599,405.49
  D.  NOTE INTEREST                                      413,159.24       413,159.24            0.00          7,186,246.25
  E.  PRINCIPAL DISTRIBUTABLE AMOUNT                   6,150,832.13     6,150,832.13            0.00          1,035,414.12
  F.  INTEREST ON UNREIMBURSED SURETY DRAWS                    0.00             0.00            0.00          1,035,414.12
  G.  REIMBURSEMENT OF PREVIOUS SURETY DRAWS                   0.00             0.00            0.00          1,035,414.12
  H.  REIMBURSEMENT OF INSURER OPTIONAL DEPOSITS               0.00             0.00            0.00          1,035,414.12
  I.  RESERVE DEPOSIT                                  3,248,388.87     1,035,414.12    2,212,974.75                  0.00
  J.  PAYMENT OF ADDITIONAL SERVICING FEE                      0.00             0.00            0.00                  0.00
  K.  DEPOSIT TO CERTIFICATE DISTRIBUTION ACCT.                0.00             0.00            0.00                  0.00

SECTION VI.  BOND RECONCILIATION
                            BEGINNING BALANCE  PRINCIPAL PAID   ENDING BALANCE    INTEREST DUE   INTEREST PAID INTEREST SHORTFALL
                           -------------------------------------------------------------------------------------------------------
  A.  CLASS A-1 NOTES          19,318,333.84    6,150,832.13     13,167,501.71       19,575.91     19,575.91         0.00
  B.  CLASS A-2 NOTES          79,000,000.00            0.00     79,000,000.00      105,991.67    105,991.67         0.00
  C.  CLASS A-3 NOTES          41,000,000.00            0.00     41,000,000.00       78,925.00     78,925.00         0.00
  D.  CLASS A-4 NOTES          80,000,000.00            0.00     80,000,000.00      208,666.67    208,666.67         0.00

  E.  TOTAL                   219,318,333.84    6,150,832.13    213,167,501.71      413,159.24    413,159.24         0.00


SECTION VII.  SPREAD ACCOUNT RECONCILIATION

  A.  NET YIELD CALCULATIONS
      i.     Current Month                                                                  5.79%
      ii.    Previous Month                                                                 3.48%
      iii.   Second Previous Month                                                             NA
      iv.    Three-Month Average                                                               NA
      v.     Previous Three Month Average                                                      NA
      vi.    Second Previous Three Month Average                                               NA
  B.  HAS NET YIELD TRIGGER EVENT OCCURRED AND IS IT CONTINUING?                               NO
  C.  HAS SPREAD ACCOUNT DEPOSIT EVENT OCCURRED (CLAUSES (i) THROUGH (iv) OR (iv))?            NO
  D.  HAS SPREAD ACCOUNT DEPOSIT EVENT OCCURRED (CLAUSE (v))?                                  NO
  E.  REQUIRED SPREAD ACCOUNT PARAMETERS:
      I.     SPREAD ACCOUNT FLOOR AMOUNT                                             2,250,250.00
      II.    SPREAD ACCOUNT SPECIFIED AMOUNT                                        11,192,606.33
      III.   SPREAD ACCOUNT MAXIMUM AMOUNT                                          21,319,250.17
      IV.    SPREAD ACCOUNT REQUIRED AMOUNT                                          3,879,293.83

  F.  ALLOCATIONS, DEPOSITS AND REDUCTIONS OF THE SPREAD ACCOUNT     DEPOSIT OF CASH      CHANGE IN    CASH ON DEPOSIT     PAYMENT
        AND THE PAYMENT PROVIDER COMMITMENT                          IN SPREAD ACCOUNT     PAYMENT        IN SPREAD        PROVIDER
                                                                                           PROVIDER        ACCOUNT        COMMITMENT
                                                                                          COMMITMENT
                                                                      --------------------------------------------------------------
      i.     Beginning Balance                                                                           630,904.96    7,313,312.50
      ii.    Deposit of Payment Provider Commitment into Spread
             Account upon Spread Account Deposit Event (i-iv or vi)           0.00             0.00      630,904.96    7,313,312.50
      iii.   Deposit of Payment Provider Commitment into Spread
             Account upon Spread Account Deposit Event (v)                    0.00             0.00      630,904.96    7,313,312.50
      iv.    Deposit to Spread Account from Waterfall                 1,035,414.12             0.00    1,666,319.08    7,313,312.50
      v.     Release from Spread Account when Net Yield Trigger               0.00
             Event Has Not Occurred or Has Been Deemed Cured                                   0.00    1,666,319.08    7,313,312.50
      vi.    Release from Spread Account when Net Yield Trigger
             Event Has Occurred and Has Not Been Deemed Cured                 0.00             0.00    1,666,319.08    7,313,312.50
      vii.   Reduction of Payment Provider Commitment when Net Yield
             Trigger Event Not Occurred or Deemed Cured                       0.00             0.00    1,666,319.08    7,313,312.50
      viii.  Withdrawal from Spread Account for Insurer Optional
             Deposit                                                          0.00             0.00    1,666,319.08    7,313,312.50
      ix.    Reduction of Payment Provider Commitment when Net Yield
             Trigger Event Has Occurred and Not Deemed Cured                  0.00             0.00    1,666,319.08    7,313,312.50


SECTION VIII.  SURETY BOND RECONCILIATION

  A.  PREVIOUSLY UNREIMBURSED SURETY BOND DRAWS                                            0.00
  B.  INTEREST RATE ON OUTSTANDING DRAWS (PRIME + 1%)                                      5.00%
  C.  CURRENT INTEREST ACCRUED ON PREVIOUSLY OUTSTANDING DRAWS                             0.00
  D.  INTEREST PAID ON UNREIMBURSED SURETY DRAWS                                           0.00
  E.  NEW SURETY BOND DRAWS                                                                0.00
  F.  REIMBURSEMENT OF PREVIOUS SURETY DRAWS                                               0.00
  G.  UNREIMBURSED SURETY DRAWS                                                            0.00
  H.  PREVIOUS UNREIMBURSED INSURER OPTIONAL DEPOSITS                                      0.00
  I.  NEW INSURER OPTIONAL DEPOSIT                                                         0.00
  J.  REIMBURSEMENT OF PREVIOUS INSURER OPTIONAL DEPOSITS                                  0.00
  K.  UNREIMBURSED INSURER OPTIONAL DEPOSITS                                               0.00
  L.  NUMBER OF EXTENSIONS PERFORMED DURING THE CURRENT COLLECTION PERIOD                    10
  M.  BALANCE OF LOANS EXTENDED DURING THE CURRENT COLLECTION PERIOD                 222,447.31

SECTION IX.  HISTORICAL PORTFOLIO PERFORMANCE

                                   PREVIOUS PERIOD                       PREVIOUS PERIOD    CURRENT     CURRENT PERIOD
                                     CUMULATIVE        CURRENT PERIOD       CUMULATIVE       PERIOD       PREPAYMENT
                                     CHARGE OFFS         CHARGE-OFFS         LOSSES          LOSSES          SPEED
                                ----------------------------------------------------------------------------------------
  i.     Prime Loans                        0.00              0.00              0.00         0.00           1.6596%
  ii.    Non-Prime Loans                    0.00              0.00              0.00         0.00           1.2362%
  iii.   Sub-Prime Loans                    0.00              0.00              0.00         0.00           2.4793%
  iv.    Total Loans                        0.00              0.00              0.00         0.00           1.5278%





/s/ Harold E. Miller, Jr.                /s/ Tonya B. Roemer
-------------------------                -------------------
Harold E. Miller, Jr.                    Tonya B. Roemer
President,CEO                            Vice President